UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 7, 2007 (May 1, 2007)
                Date of Report (Date of earliest event reported)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
               (Exact name of registrant as specified in its charter)

                 Maryland                1-4141                13-1890974
(State or other jurisdiction of   (Commission file number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
            (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
__  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 (d) and (e).     Election of Directors; Compensatory Arrangements of
                           Certain Officers


On May 1, 2007, The Great Atlantic & Pacific Tea Company, Inc. (the "Company"), issued a press release announcing the election of Andreas Guldin to the Board of Directors and to the position of Executive Managing Director, Strategy & Corporate Development in the Company, effective May 1, 2007. A copy of the press release announcing Mr. Guldin's election is attached hereto as Exhibit 99.1.


On April 24, 2007, upon approval of the Board of Directors, the Company entered into an Employment Agreement with Andreas Guldin, effective May 1, 2007. Under the Employment Agreement, Mr. Guldin will serve as Executive Managing Director, Strategy & Corporate Development, and will report to Christian Haub. The Company will pay Mr. Guldin an annual base salary of $450,000 and Mr. Guldin will be eligible for a bonus of $350,000 in fiscal year 2007. The Company also granted to Mr. Guldin, under its 1998 Long Term Incentive and Share Award Plan, 15,000 Performance Restricted Stock Units which will be earned upon the closing of the Pathmark transaction and will vest in equal amounts of 5,000 Units on the closing date of the transaction and the first and second anniversaries of the closing date. Mr. Guldin is participating in the Company's 2007 Long Term Incentive Program ("Program") at a target of $1,200,000, which is 150% of his total annual cash compensation. As a result, Mr. Guldin was granted 28,744 Restricted Share Units ("Units") and 15,942 options at a price of $31.31 per share. The options will not be forfeited in the event Mr. Guldin's employment with the Company ends in connection with his reactivation of employment with Tengelmann Warenhandelsgesellschaft KG or any of its affiliates ("Tengelmann") and as long as he remains an employee of Tengelmann on all of the vesting dates set forth in the grant letter. In addition, if Mr. Guldin recommences employment with Tengelmann, the Compensation Committee of the Board shall have the authority to provide for such treatment of outstanding Units (including, without limitation, the accelerated vesting of all or any portion of any such awards), and the payout of benefits, as the Compensation Committee determines in its sole discretion to be equitable under the circumstances. All other aspects of Mr. Guldin's participation in the Program are consistent with the Program terms applicable to all participants. A copy of the employment agreement is attached hereto as Exhibit 10.1.


The foregoing description of the Guldin Employment Agreement is qualified in its entirety by reference to the full text of the Guldin Employment Agreement, filed as Exhibit 10.1 to this Form 8-K, and incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 7, 2007


                                THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                                By:     /s/   Allan Richards
                                Senior Vice President, Human Resources, Labor Relations, Legal Services and Corporate Secretary



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Item 9.01.        Financial Statements and Exhibits

         (c). Exhibits. The following exhibit is filed herewith:

              Exhibit No.       Description
              ----------        -----------


                  99.1 Press Release of The Great Atlantic & Pacific Tea Company, Inc., dated May 1, 2007

                  10.1           Executive Employment Agreement, between Dr.
                                 Andreas Guldin and The Great Atlantic &
                                 Pacific Tea Company, Inc. signed by the
                                 Company on May 7, 2007



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                                  EXHIBIT INDEX


Exhibit No.       Description
----------        -----------

99.1              Press Release dated May 1, 2007

10.1              Executive Employment Agreement for Dr. Andreas Guldin



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                                     News


The Great Atlantic & Pacific Tea Company, Inc.                    EXHIBIT 99.1
2 Paragon Drive
Montvale, NJ  07645

                                            Investor Contact:  William J. Moss
                                                     Vice President, Treasurer
                                                               (201) 571- 4019

                                           Press Contact:  Richard P. De Santa
                                               Senior Director, Communications
                                                              (201) 571 - 4495

For Immediate Release
---------------------

Guldin Elected to A&P Board of Directors,
Appointed to New Senior Strategy Post

MONTVALE, NJ - May 1 - The Great Atlantic & Pacific Tea Company Inc. (A&P)(NYSE:GAP) today announced that Andreas Guldin has been elected to the Company's Board of Directors, and also to the new position within the Company of Executive Managing Director, Strategy and Corporate Development. He will report directly to Christian Haub, Executive Chairman of A&P.

Mr. Guldin most recently was Senior Executive Vice President, Corporate Finance and Co-Chief Financial Officer of Tengelmann (Mulheim, Germany), a diversified international retail organization that is majority shareholder of A&P.

Commenting on Mr. Guldin's election, Christian Haub said, "We are delighted to welcome Andreas to both our Board and Company. His expertise and counsel have been invaluable to A&P's strategic development, as recently exemplified by his instrumental role in our pending acquisition of Pathmark Stores Inc. I look forward to working with him as our Company's strategic transformation moves forward."

Before joining Tengelmann in 2005, Mr. Guldin was Chief Financial Officer of E. Breuninger GmbH & Co., a leading department store and fashion retailer based in Stuttgart, Germany. Prior to that he was a senior business consultant at PA Consulting and CSC Index, also in Germany.

Mr. Guldin has been a Visiting Faculty of the University of Stuttgart for several years and is currently a Visiting Faculty Member at the University of Dusseldorf for Finance and Performance Management. He holds a Master's degree in Psychology from J.W. Goethe University, Frankfurt, Germany, a Masters degree in Business Administration from London Business School, and a Doctorate in Economics and Business Administration from the University of Hohenheim, Stuttgart, Germany.

Founded in 1859, A&P is one of the nation's first supermarket chains. The Company operates 406 stores in 9 states and the District of Columbia under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center and Food Basics.


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